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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported):  November 20, 2001


                                  CMGI, INC.
            (Exact Name of Registrant as Specified in its Charter)

                    Delaware                             000-23262                           04-2921333
(State or Other Jurisdiction of Incorporation)    (Commission File Number)      (IRS Employer Identification No.)

                             100 Brickstone Square
                         Andover, Massachusetts 01810
             (Address of Principal Executive Offices)  (Zip Code)

                                (978) 684-3600
             (Registrant's telephone number, including area code)

                                Not Applicable
         (Former name or former address, if changed since last report)
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Item 5.  Other Events.

     On November 20, 2001, CMGI, Inc. (the "Company") consummated the repurchase of all the outstanding shares of its Series C Convertible Preferred Stock (the "Series C Preferred Stock") pursuant to privately negotiated stock exchange agreements with the holders of the Series C Preferred Stock (the "Stockholders"). In connection therewith, the Company announced the retirement of the Series C Preferred Stock effective immediately.

     The repurchases were effectuated pursuant to Stock Exchange Agreements, dated November 20, 2001, by and between the Company and each of the Stockholders and Stock Exchange Agreements, dated November 20, 2001 by and among the Company, Maktar Limited, a wholly owned subsidiary of the Company organized under the laws of Ireland, and each of the Stockholders (collectively, the "Stock Exchange Agreements"). Pursuant to the Stock Exchange Agreements, the Company repurchased all of the outstanding shares of Series C Preferred Stock for aggregate consideration consisting of the following: (1) $100,300,669 in cash,
(2) an obligation to deliver, no later than December 2, 2002, 448,347,107 Ordinary Shares of Pacific Century CyberWorks Limited and (3) 34,699,331 shares of the Company's Common Stock, $.01 par value per share. The amount of consideration and the terms of the Stock Exchange Agreements were based on arm's-length negotiations.

     The foregoing description of the Stock Exchange Agreements and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the full text of the Stock Exchange Agreements which are filed as exhibits to this Form 8-K and are incorporated by reference herein.

Item 7. Exhibits.

(C)     Exhibits:

Exhibit No.   Description
-----------   -----------
   10.1       Form of Stock Exchange Agreement, dated November 20, 2001 by and between CMGI, Inc., a Delaware corporation, and the Stockholders.

   10.2 Form of Stock Exchange Agreement, dated November 20, 2001 by and among CMGI, Inc., a Delaware corporation, Maktar Limited, a wholly owned subsidiary of CMGI, Inc. organized under the laws of Ireland, and the Stockholders.

   10.3 Pledge Agreement, dated November 20, 2001, by and among Maktar Limited, a wholly owned subsidiary of CMGI, Inc. organized under the laws of Ireland, the Stockholders and AIB International Financial Services Limited, a limited liability company organized under the laws of Ireland, as agent for the Stockholders.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CMGI, INC
                                         (Registrant)


Date:    November 20, 2001               By:  /s/ David S. Andonian
                                              ----------------------------------
                                               Name:   David S. Andonian
                                               Title:  President and
                                                       Chief Operating Officer
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                                 EXHIBIT INDEX

Exhibit No.     Description
-----------     -----------

    10.1 Form of Stock Exchange Agreement, dated November 20, 2001 by and between CMGI, Inc., a Delaware corporation, and the Stockholders.

    10.2 Form of Stock Exchange Agreement, dated November 20, 2001 by and among CMGI, Inc., a Delaware corporation, Maktar Limited, a wholly owned subsidiary of CMGI, Inc. organized under the laws of Ireland, and the Stockholders.

    10.3 Pledge Agreement, dated November 20, 2001, by and among Maktar Limited, a wholly owned subsidiary of CMGI, Inc. organized under the laws of Ireland, the Stockholders and AIB International Financial Services Limited, a limited liability company organized under the laws of Ireland, as agent for the Stockholders.